SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-1441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On July 19, 2005, NB&T Financial Group, Inc., issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is included herein as Exhibit 99.1.

ITEM 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

Ms. Brooke Williams James was elected to the Boards of Directors of NB&T Financial Group, Inc. and The National Bank and Trust Company at their July 19, 2005 meetings. Ms. James is a private investor and the daughter of Ms. Janet Williams, who resigned from the Board in June 2005.

ITEM 7.01. Regulation FD Disclosure.

On July 19, 2005, NB&T Financial Group, Inc., issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1	NB&T Financial Group, Inc. press release dated July 19, 2005, announcing financial results for the second quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin
Craig F. Fortin Senior Vice President, Chief Financial Officer

Date: July 20, 2005